                                                                EXHIBIT 99.10.zz

                                    FORM OF
                               AMENDMENT NO. 11 TO
                    AMENDED AND RESTATED MULTIPLE CLASS PLAN
                                       OF
            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

     THIS  AMENDMENT NO. 11 TO AMENDED AND RESTATED  MULTIPLE CLASS PLAN is made as of the 31st day of March,  2006, by each of the above named corporations (the
"Issuers").  Capitalized  terms not  otherwise  defined  herein  shall  have the meaning ascribed to them in the Amended and Restated Multiple Class Plan.

                                    RECITALS

     WHEREAS, the Issuers are parties to a certain Amended and Restated Multiple
Class Plan dated as of September 3, 2002, as amended  December 31, 2002,  August
29, 2003,  February 27, 2004, May 1, 2004,  August 1, 2004,  September 30, 2004,
November 17, 2004,  February 24, 2005, July 29, 2005 and September 29, 2005 (the
"Plan"); and

     WHEREAS,  American  Century  Mutual  Funds,  Inc. has added two new series,
Small Cap Growth Fund and Mid Cap Growth Fund (the "New ACMF Funds"); and

     WHEREAS,  American Century World Mutual Funds, Inc. has added a new series,
International  Value Fund (the "New ACWMF Fund"); and

     WHEREAS, American Century Investment Trust has added two new series, Select
Bond Fund and High-Yield Bond Fund (the "New ACIT Funds"); and

     WHEREAS, American Century Municipal Trust has added a new series, Long-Term
Tax-Free  Fund (the "New ACMT Fund") (New ACMF Funds,  New ACWMF Fund,  New ACIT
Funds and New ACMT Fund collectively the "New Funds"); and

     WHEREAS,  the parties  desire to amend the Plan to adopt the Plan on behalf of these New Funds;

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

     2. After the date  hereof,  all  references  to the Plan shall be deemed to mean the Amended and Restated  Multiple  Class Plan, as amended by Amendment No.
11.

     3. In the event of a conflict between the terms of this Amendment No.11 and the Plan,  it is the  intention of the parties that the terms of this  Amendment
No. 11 shall  control and the Plan shall be  interpreted  on that basis.  To the extent the provisions of the Plan have not been amended by this Amendment No. 11 the parties hereby confirm and ratify the Plan.

                                       1

     4. This Amendment No. 11 may be executed in two or more counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

     IN WITNESS WHEREOF,  the undersigned have executed this Amendment No. 11 as of the date first above written.

                           AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                           AMERICAN CENTURY GOVERNMENT INCOME TRUST
                           AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                           AMERICAN CENTURY INVESTMENT TRUST
                           AMERICAN CENTURY MUNICIPAL TRUST
                           AMERICAN CENTURY TARGET MATURITIES TRUST
                           AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                           AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                           AMERICAN CENTURY MUTUAL FUNDS, INC.
                           AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                           AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                           By:
                                   -----------------------------------------
                           Name:   Charles A. Etherington
                           Title:  Vice President

                                        2

                                                    SCHEDULE A

                                COMPANIES AND FUNDS COVERED BY THIS MULTICLASS PLAN

--------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------
                                               INVESTOR INSTITU- ADVISOR    A       B        C     C CLASS     R
              FIXED INCOME FUNDS               CLASS    TIONAL   CLASS    CLASS   CLASS    CLASS      II     CLASS
                                                        CLASS
--------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------
AMERICAN CENTURY CALIFORNIA TAX-FREE
  AND MUNICIPAL FUNDS
>>California High-Yield Municipal Fund           Yes       No      No       Yes     Yes     Yes      Yes     No
>>California Tax-Free Money Market Fund          Yes       No      No       No      No      No       No      No
>>California Intermediate-Term Tax-Free Fund     Yes       No      No       No      No      No       No      No
>>California Long-Term Tax-Free Fund             Yes       No      No       No      No      No       No      No
>>California Limited-Term Tax-Free Fund          Yes       No      No       No      No      No       No      No
-------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------
AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>Ginnie Mae Fund                                Yes       No      Yes      No      No      Yes      No      No
>>Government Agency Money Market Fund            Yes       No      Yes      No      No      No       No      No
>>Government Bond Fund                           Yes       No      Yes      No      No      No       No      No
>>Short-Term Government Fund                     Yes       No      Yes      No      No      No       No      No
>>Capital Preservation Fund                      Yes       No      No       No      No      No       No      No
>>Inflation-Adjusted Bond Fund                   Yes       Yes     Yes      No      No      No       No      No
-------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>International Bond Fund                        Yes       Yes     Yes      No      No      No       No      No
-------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------
AMERICAN CENTURY INVESTMENT TRUST
>>Diversified Bond Fund                          Yes       Yes     Yes      Yes     Yes     Yes      Yes     Yes
>>Premium Money Market Fund                      Yes       No      No       No      No      No       No      No
>>Prime Money Market Fund                        Yes       No      Yes      Yes     Yes     Yes      Yes     No
>>High-Yield Fund                                Yes       Yes     Yes      Yes     Yes     Yes      Yes     Yes
>>Inflation Protection Bond Fund                 Yes       Yes     No       Yes     Yes     Yes      No      Yes
>>Select Bond Fund                               Yes       Yes     No       Yes     Yes     Yes      No      Yes
>>High-Yield Bond Fund                           Yes       Yes     No       Yes     Yes     Yes      No      Yes
-------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------
AMERICAN CENTURY MUNICIPAL TRUST
>>Arizona Municipal Bond Fund                    Yes       No      No       Yes     Yes     Yes      No      No
>>Florida Municipal Bond Fund                    Yes       No      No       Yes     Yes     Yes      No      No
>>High-Yield Municipal Fund                      Yes       No      No       Yes     Yes     Yes      Yes     No
>>Tax-Free Bond Fund                             Yes       Yes     Yes      No      No      No       No      No
>>Tax-Free Money Market Fund                     Yes       No      No       No      No      No       No      No
>>Long-Term Tax-Free Fund                        Yes       Yes     No       Yes     Yes     Yes      No      No
-------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------
AMERICAN CENTURY TARGET MATURITIES TRUST
>>Target 2005 Fund                               Yes       No      Yes      No      No      No       No      No
>>Target 2010 Fund                               Yes       No      Yes      No      No      No       No      No
>>Target 2015 Fund                               Yes       No      Yes      No      No      No       No      No
>>Target 2020 Fund                               Yes       No      Yes      No      No      No       No      No
>>Target 2025 Fund                               Yes       No      Yes      No      No      No       No      No
-------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------

--------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------
                                               INVESTOR INSTITU- ADVISOR    A       B        C     C CLASS     R
               EQUITY FUNDS                    CLASS    TIONAL   CLASS    CLASS   CLASS    CLASS      II     CLASS
                                                        CLASS
--------------------------------------------  --------- -------- ------- -------- ------- -------- -------- --------
AMERICAN CENTURY QUANTITATIVE EQUITY
  FUNDS, INC.
>>Equity Growth Fund                             Yes       Yes     Yes      No     No       Yes      No      Yes
>>Income & Growth Fund                           Yes       Yes     Yes      No     No       Yes      No      Yes
>>Global Gold Fund                               Yes       No      Yes      No     No       No       No      No
>>Small Company Fund                             Yes       Yes     Yes      No     No       No       No      Yes
>>Utilities Fund                                 Yes       No      Yes      No     No       No       No      No
>>Long-Short Equity Fund                         Yes       Yes     Yes      Yes    Yes      Yes      No      Yes
>>Disciplined Growth Fund                        Yes       Yes     Yes      No     No       No       No      Yes
-------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                             Yes       Yes     Yes      No     No       Yes      No      Yes
>>Value Fund                                     Yes       Yes     Yes      Yes    Yes      Yes      Yes     Yes
>>Real Estate Fund                               Yes       Yes     Yes      No     No       No       No      No
>>Small Cap Value Fund                           Yes       Yes     Yes      No     No       Yes      No      No
>>Equity Index Fund                              Yes       Yes     No       No     No       No       No      No
>>Large Company Value Fund                       Yes       Yes     Yes      Yes    Yes      Yes      Yes     Yes
>>Mid Cap Value Fund                             Yes       Yes     Yes      No     No       No       No      Yes
-------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Balanced Fund                                  Yes       Yes     Yes      No     No       No       No      No
>>Growth Fund                                    Yes       Yes     Yes      No     No       Yes      No      Yes
>>Heritage Fund                                  Yes       Yes     Yes      No     No       Yes      No      No
>>Select Fund                                    Yes       Yes     Yes      Yes    Yes      Yes      Yes     Yes
>>Ultra Fund                                     Yes       Yes     Yes      No     No       Yes      No      Yes
>>Veedot Fund                                    Yes       Yes     Yes      No     No       No       No      No
>>Vista Fund                                     Yes       Yes     Yes      No     No       Yes      No      Yes
>>Giftrust Fund                                  Yes       No      No       No     No       No       No      No
>>New Opportunities Fund                         Yes       No      No       No     No       No       No      No
>>Capital Value Fund                             Yes       Yes     Yes      No     No       No       No      No
>>Veedot Large-Cap Fund                          Yes       Yes     Yes      No     No       No       No      No
>>New Opportunities II Fund                      Yes       Yes     No       Yes    Yes      Yes      Yes     No
>>Capital Growth Fund                            Yes       Yes     No       Yes    Yes      Yes      No      Yes
>>Fundamental Equity Fund                        Yes       Yes     No       Yes    Yes      Yes      No      Yes
>>Focused Growth Fund                            Yes       No      No       No     No       No       No      No
>>Small Cap Growth Fund                          Yes       Yes     No       Yes    Yes      Yes      No      Yes
>>Mid Cap Growth Fund                            Yes       Yes     No       Yes    Yes      Yes      No      Yes
-------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------
AMERICAN CENTURY STRATEGIC ASSET
 ALLOCATIONS, INC.
>>Strategic Allocation: Aggressive Fund          Yes       Yes     Yes      Yes    Yes      Yes      No      Yes
>>Strategic Allocation: Conservative Fund        Yes       Yes     Yes      Yes    Yes      Yes      No      Yes
>>Strategic Allocation: Moderate Fund            Yes       Yes     Yes      Yes    Yes      Yes      No      Yes
>>Newton Fund                                    Yes       No      No       No     No       No       No      No
-------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------

-------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------
                                               INVESTOR INSTITU- ADVISOR    A       B        C     C CLASS     R
               EQUITY FUNDS                    CLASS    TIONAL   CLASS    CLASS   CLASS    CLASS      II     CLASS
                                                        CLASS
-------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>Emerging Markets Fund                          Yes       Yes     Yes      No     No       Yes      No      No
>>Global Growth Fund                             Yes       Yes     Yes      Yes    Yes      Yes      No      Yes
>>International Growth Fund                      Yes       Yes     Yes      Yes    Yes      Yes      Yes     Yes
>>International Discovery Fund                   Yes       Yes     Yes      No     No       No       No      No
>>Life Sciences Fund                             Yes       Yes     Yes      No     No       Yes      No      No
>>Technology Fund                                Yes       Yes     Yes      No     No       Yes      No      No
>>International Opportunities Fund               Yes       Yes     No       No     No       No       No      No
>>European Growth Fund                           Yes       Yes     Yes      No     No       Yes      No      No
>>International Stock Fund                       Yes       No      No       No     No       No       No      No
>>International Value Fund                       Yes       Yes     No       Yes    Yes      Yes      No      Yes
-------------------------------------------- --------- -------- ------- -------- ------- -------- -------- --------